                        VANGUARD VARIABLE INSURANCE FUND
                               BALANCED PORTFOLIO
                             PROSPECTUS SUPPLEMENT
                                FEBRUARY 2, 1996

The Board of Trustees of Vanguard Variable Insurance Fund - Balanced Portfolio (the "Portfolio") has approved a revised investment advisory agreement with Wellington Management Company ("WMC"), the Portfolio's investment adviser. The new agreement involves a reduction in the annual rate of advisory fees to be paid to WMC.

     Under the terms of the new agreement, the Portfolio will pay WMC a basic advisory fee at the end of each fiscal quarter, calculated by applying the following annual percentage rates, to the Portfolio's average month-end net assets for the quarter:

     NET ASSETS                       ANNUAL BASIC FEE RATE
     ----------                       ---------------------

     First $500 million                        0.100%
     Next $500 million                         0.050
     Over $1 billion                           0.040

     Both the current and revised agreements provide that the Basic Fee may be increased or decreased by applying an incentive/penalty fee adjustment based on the investment performance of the Portfolio relative to the investment record of a "composite index" 65% of which shall be comprised of the Standard and Poor's 500 Composite Stock Price Index and 35% of which shall be comprised of the Lehman Long-Term Corporate AA or Better Bond Index. The fixed income component of the composite index reflects a change from our customary standard, the Salomon Brothers High-Grade Bond Index. In our view, the Lehman Index is substantially similar to the Salomon High-Grade Index and accurately reflects the long-term, high-quality fixed-income securities held in the Balanced Portfolio.

     The following table sets forth the incentive/penalty adjustment to the basic advisory fee payable by the Portfolio to WMC under the new advisory agreement:

     Cumulative 36-Month                         Performance Fee
     Performance versus the Composite Index        Adjustment
     --------------------------------------        ----------

     Less than -6%                               -0.20 x Basic Fee*
     Between -3% and -6%                         -0.10 x Basic Fee
     Between -3% and 3%                             0  x Basic Fee
     Between 3% and 6%                            0.10 x Basic Fee
     More than 6%                                 0.20 x Basic Fee

----------------------
* For purposes of this calculation, the Basic Fee is calculated by applying the quarterly rate based on the Annual Basic Fee Rate using average assets over the same 36-month period over which the performance is measured.

     Under the rules of the Securities and Exchange Commission, the new incentive/penalty fee will not be fully operable until the quarter ending March 31, 1999, and until that date, will be calculated according to certain transition rules. This revised investment advisory agreement replaces the Portfolio's existing agreement with the adviser dated as of April 29, 1991, and will go into effect on or about June 1, 1996. Until this date, the adviser has agreed to waive its advisory fees to the extent necessary to abide by the new fee schedule.
                                                                            AFVV